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                                                                   EXHIBIT 10.59




                   SUBORDINATION AND INTERCREDITOR AGREEMENT

         SUBORDINATION AND INTERCREDITOR AGREEMENT, dated as of September
, 1996 (this "Intercreditor Agreement"), made and entered into by and among THE CHASE MANHATTAN BANK, a New York bank, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the "Senior Creditor Representative") for the benefit of each of the lenders (together with their respective successors and assigns, the "Senior Creditors") a party to the Amended and Restated Credit Agreement dated as of September
, 1996 (as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Senior Credit Agreement"), MCI TELECOMMUNICATIONS CORPORATION, a Delaware corporation ("MCI" and, together with its successors and assigns, the "Subordinated Creditor"), and LCC INTERNATIONAL, INC., a Delaware corporation (together with its successors and assigns, the "Company").

                              W I T N E S S E T H:

         WHEREAS, (a) pursuant to a Note Purchase Agreement dated as of June 27, 1994, among the Company, Telcom Ventures, L.L.C., a Delaware limited liability company (the "Parent") and the Subordinated Creditor (as amended by that certain Waiver and Amendment dated as of May 30, 1995, the "Subordinated Note Agreement"), (i) the Parent has issued and sold to the Subordinated Creditor its convertible Subordinated Note Due 2000 in the principal amount of $30,000,000 as amended by that certain Amendment to Subordinated Note due 2000 dated as of July 25, 1996 among the Parent, the Company and the Subordinated Creditor, as further amended by that certain Second Amendment to Subordinated
Note due 2000 dated as of September    , 1996 among the Parent, the Company and
the Subordinated Creditor, as further amended by the Third Amendment to
Subordinated Note due 2000 dated as of September    , 1996 among the Parent,
the Company and the Subordinated Creditor and as may be from time to time further amended, modified or supplemented in accordance with the terms thereof, the "Telcom Note") and (ii) the Company has issued and sold to the Subordinated Creditor its convertible Subordinated Note Due 2000 in the principal amount of $20,000,000 (as amended by that certain Amendment to Subordinated Note due 2000 dated as of July 25, 1996, and as may be from time to time further amended, modified or supplemented in accordance with the terms thereof, the "LCC Note" and, together with the Telcom Note, the "Subordinated Notes") and (b) pursuant to a Securityholders Agreement, dated as of June 27, 1994 (the "June 27, 1994 Securityholders Agreement" and, as amended by that certain Waiver and Amendment dated as of May 30, 1995, as amended and restated by that certain

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Amended and Restated Securityholders Agreement dated as of July 25, 1996, as further amended by that certain Amendment to Amended and Restated
Securityholders Agreement dated as of September    , 1996 and as may be from
time to time further amended, modified or supplemented in accordance with the terms thereof, the "Securityholders Agreement"), among the Parent, LCC, Incorporated, TC Group, L.L.C., the Company and the Subordinated Creditor;

         WHEREAS, on the date hereof, the Company, LCC Design Services, L.L.C., LCC Development Company, L.L.C., the Senior Creditor Representative and the Senior Creditors are entering into the Senior Credit Agreement, pursuant to which the Senior Creditors have agreed to extend credit to the Company upon the terms and subject to the conditions set forth therein to be evidenced by the Notes issued by the Company thereunder and the Letters of Credit issued thereunder in the maximum aggregate principal amount of $20,000,000 (collectively, as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Senior Notes");

         NOW, THEREFORE, in order to induce the Senior Creditors to enter into the Senior Credit Documents (as hereinafter defined), and pursuant to Section 5.01(c) of the Senior Credit Agreement, the Company and the Subordinated Creditor hereby agree with the Senior Creditor Representative that, until the Senior Debt (as hereinafter defined) shall have been paid in full in cash, the Company and the Subordinated Creditor Representative each will comply with such of the following provisions as are applicable to it:

         1.         Definitions.

         Capitalized terms used in this lntercreditor Agreement without definition shall have the respective meanings ascribed to them in the Senior Credit Agreement, as in effect on the date hereof. As used in this Intercreditor Agreement, the terms set forth below shall have the following meanings:

         "Reorganization Securities" means securities of the Company or any other Person provided for by a plan of reorganization, composition, arrangement, adjustment or readjustment of the Company or of its securities, and issued or distributed in any bankruptcy or other proceeding referred to in
Section 2.2 hereof, to the extent consisting of (a) shares of common stock, or warrants or rights to purchase shares of common stock, of the Company or such other Person, or (b) debt securities of the Company or such other Person, provided that (i) such debt securities shall mature no earlier than the later of (x) June 28, 2000 and (y) the first anniversary of the final stated maturity date of any debt securities issued or distributed to the holders of Senior Debt pursuant to such plan of reorganization,





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composition, arrangement, adjustment or readjustment, (ii) the covenants, events of default, representations, warranties and other provisions contained in such debt securities and in any agreements, instruments and documents executed pursuant to or in connection therewith shall be substantially similar to, and not more burdensome to the Company than, the corresponding provisions with respect to the Subordinated Debt contained in the Subordinated Notes, and
(iii) the payment of such debt securities shall be subordinate and subject, at least to the extent provided in this Intercreditor Agreement with respect to the Subordinated Debt, to the payment of all Senior Debt of the Company at the time outstanding, and to the payment of all securities issued in exchange therefor to the holders of such Senior Debt at the time outstanding.

         "Senior Credit Documents" means the Senior Credit Agreement, the Senior Notes and all notes, security agreements, pledge agreements, mortgages, indentures, deeds of trust, letters of credit, interest rate protection agreements, currency protection agreements, financing statements, Guaranties and other agreements, instruments and documents now or hereafter executed pursuant thereto or in connection therewith, and all credit agreements, loan agreements, notes, mortgages, indentures, deed of trusts, security agreements, pledge agreements, letters of credit, interest rate protection agreements, currency protection agreements, financing statements, Guaranties and other agreements, instruments and documents hereafter executed in connection with any extension, renewal, refunding or refinancing thereof, as any of the same may hereafter from time to time be amended, modified or supplemented in accordance with the terms thereof.

         "Senior Debt" means (a) the principal amount of Debt now or hereafter incurred by the Company under the Senior Credit Documents, (b) prepayment charges, if any, payable with respect thereto, (c) interest thereon (including, without limitation, interest accruing subsequent to the commencement by or against the Company of any proceeding under the Bankruptcy Code, whether or not such interest is allowed as a claim in such proceeding), (d) all obligations of any Person under any Guaranty of any of such Debt now or hereafter executed pursuant to the Senior Credit Documents, and (e) all fees (including, without limitation, attorneys' fees), costs, expenses, indemnities and other amounts now or hereafter payable pursuant to the terms of or in connection with any of the Senior Credit Documents.

         "Senior Default" means any Default or Event of Default as defined in
Section 10.01 of the Senior Credit Agreement, or as defined in any comparable provision of any subsequent or successor agreement hereafter executed in connection with any extension, renewal, refunding or refinancing of Senior Debt.





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         "Senior Payment Default" means any Senior Default occurring by reason of the failure of the Company to pay when due all or any part of the principal amount of the Senior Debt, interest thereon, or any fees payable under the Senior Credit Documents.

         "Subordinated Debt" means the principal amount of all Debt of the Company now or hereafter outstanding under the Subordinated Note Documents together with interest thereon and prepayment charges (if any) payable with respect thereto, all fees, costs, expenses, indemnities and other amounts now or hereafter payable pursuant to the terms of or in connection with any of the Subordinated Note Documents, and all obligations of the Company or any other Person under any Guaranty of any of such Debt now existing or hereafter executed pursuant to the Subordinated Note Agreement or otherwise. "Subordinated Debt" shall also include, without limitation, any obligation or claim with respect to an optional or mandatory prepayment or redemption of the Subordinated Notes and any obligation or claim (whether for rescission or damages and whether based on contract, tort, duty imposed by law, or any other theory of liability) relating to or arising out of the offer, issuance or sale of the Subordinated Notes or the execution or delivery of any Guaranties or other instruments issued by the Company pursuant to any of the Subordinated Note Documents. "Subordinated Debt" shall not include the obligation of the Company to issue, and the obligation of the Parent to transfer, to the Subordinated Creditor, Capital Stock in the Company upon exchange of either of the Subordinated Notes under Section 3 thereof; provided, however, that any payment obligation of the Company that arises under the Subordinated Note Documents upon such issuance or transfer shall be included as "Subordinated Debt."

         "Subordinated Default" means (i) any Event of Default as defined in
Section 4(a) of either of the Subordinated Notes, and (ii) any other breach of, or default under, any provision of any of the Subordinated Note Documents.

         "Subordinated Note Documents" means the Subordinated Note Agreement, the Subordinated Notes, the Securityholders Agreement and all other agreements, instruments and documents now existing or hereafter executed pursuant to or in connection with the Subordinated Note Agreement, as any of the same may hereafter from time to time be amended, modified or supplemented in accordance with the terms thereof.

         2.         Subordination.





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         2.1.       Subordinated Debt Subordinated to Senior Debt.  Each of the
Company and the Subordinated Creditor, for itself and its successors and assigns (including without limitation all subsequent holders of Subordinated
Debt), covenants and agrees, that the payment of the Subordinated Debt shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Debt, and that each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this lntercreditor Agreement.

         2.2. Subordinated Debt Subordinated to Prior Payment of All Senior Debt on Dissolution, Liquidation, Reorganization, Etc. Upon any payment or distribution of the assets of the Company of any kind or character, whether in cash, property or securities from any source whatsoever (including any collateral, and proceeds thereof whether in cash or in kind, at any time securing the Subordinated Debt, and including any payment or distribution that is payable by reason of the payment of any other Debt of the Company being subordinated to the payment of the Subordinated Debt), to creditors upon any dissolution, winding-up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment of the Company or its securities (whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company, or otherwise), then in such event:

                    (i) the holders of the Senior Debt shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Debt, before any payment is made on account of or applied on the Subordinated Debt;

                    (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities from any source whatsoever (other than Reorganization Securities), to which the holders of the Subordinated Debt would be entitled except for the provisions of this Section 2, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of such Senior Debt, or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on such Senior Debt held or represented by each, for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full in cash after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and





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                    (iii)     in the event that, notwithstanding the foregoing
         provisions of this Section 2.2, any payment or distribution of assets of the Company or the Parent of any kind or character, whether in cash, property or securities from any source whatsoever (other than Reorganization Securities), shall be received by any holder of Subordinated Debt before all such Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall immediately be paid or delivered by such holder to, as the case may be, the holders of such Senior Debt remaining unpaid, or their representative or representatives, for application to the payment of all such Senior Debt remaining unpaid, ratably according to the aggregate amounts remaining unpaid on account of such Senior Debt held or represented by each, to the extent necessary to pay all such Senior Debt in full in cash after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

         Upon any distribution of assets of the Company referred to in this
Section 2.2, the holders of Subordinated Debt shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, insolvency, reorganization, liquidation, receivership or other proceeding is pending, or a certificate of the debtor, custodian, liquidating trustee, agent or other Person making any distribution to such holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 2.2.

         2.3. No Payments With Respect to Subordinated Debt in Certain Circumstances; Restrictions on Remedies.

         (a) No payment on account of the Subordinated Debt or any judgment with respect thereto shall be made by or on behalf of the Company if, at the time such payment is to be made, any Senior Payment Default shall have occurred, and such Senior Payment Default shall not have been cured or waived in accordance with the applicable provisions of the Senior Credit Documents.

         (b) In the event that at any time any holder of Senior Debt, or Person duly acting as agent or representative of the holders of Senior Debt, shall give written notice (each a "Payment Bar Notice") to the Company and MCI of the occurrence of any Senior Default other than a Senior Payment Default, no payment on account of the Subordinated Debt or any judgment with respect thereto shall be made by or on behalf of the Company during the period (each a "Payment Bar Period") commencing on the date of receipt by the Company of such Payment Bar





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Notice and ending on the earlier of (i) the date (if any) on which such Senior
Default shall be cured (if capable of being cured) or waived in accordance with the applicable provisions of the Senior Credit Documents, and (ii) the 180th consecutive day following the date of receipt by the Company of such Payment Bar Notice: provided, however, that following receipt by the Company of any Payment Bar Notice, no additional or further Payment Bar Notice may be given until the 90th consecutive day following the date of expiration or termination of the Payment Bar Period that shall have commenced on the date of receipt of such Payment Bar Notice.

         (c) Following any acceleration of the maturity of any Senior Debt and as long as such acceleration shall continue unrescinded and unannulled, such Senior Debt shall first be paid in full in cash before any payment is made on account of or applied to the Subordinated Debt.

         (d) Following any acceleration of the maturity of any Subordinated Debt, and as long as such acceleration shall continue unrescinded and unannulled, all Senior Debt shall first be paid in full in cash before any payment is made on account of or applied on the Subordinated Debt.

         (e) In the event that, notwithstanding the foregoing provisions of this Section 2.3, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, from any source whatsoever, shall be received by any holder of Subordinated Debt contrary to the foregoing provisions of this Section 2.3, such payment or distribution shall be held in trust for the benefit of, and shall be immediately paid or delivered by such holder to, as the case may be, the holders of such Senior Debt remaining unpaid, or their representative or representatives, for application to the payment or prepayment of all such Senior Debt remaining unpaid, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, to the extent necessary to pay all such Senior Debt in full in cash after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

         (f) If (i) no Senior Payment Default has occurred which has not been cured or waived (including any Senior Payment Default as may occur upon an acceleration of the maturity of any Senior Debt), (ii) no Payment Bar Period has commenced and is continuing and (iii) the maturity of any Subordinated Debt has not been accelerated (or any such acceleration has been rescinded), the Company may pay, and the Subordinated Creditor may receive and retain any regularly scheduled payments of interest under the Subordinated Notes.





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         (g)        Notwithstanding the occurrence and continuance of any
Subordinated Default, no holder of Subordinated Debt shall take any action to
(i) accelerate the maturity of all or any of the Subordinated Debt, (ii) commence or join in the commencement of any involuntary proceeding under the Bankruptcy Code against the Company, (iii) commence, prosecute or participate in any other legal or equitable judicial, administrative, arbitration or other proceeding against the Company or any of its Property seeking to collect any of the Subordinated Debt or to enforce any of their other rights as holders of the Subordinated Debt, (iv) take any action to create or perfect any Lien on any of the Company's real or personal Property to secure any of the Subordinated Debt or any judgment in respect thereto, (v) enforce or apply any Lien now or hereafter existing securing any of the Subordinated Debt, or (vi) exercise any other rights or remedies under the provisions of the Subordinated Note Documents, or at law or in equity or otherwise, which it may have by reason of the occurrence and continuance of any Subordinated Default, until (x) the Company and the holders of Senior Debt shall have received written notice from the holders of a majority of the outstanding principal amount of the Subordinated Debt, or any agent or representative acting on behalf of such holders, of the occurrence of such Subordinated Default specifying what action such holders intend to take in respect thereto, and 180 days shall have elapsed after the date of receipt of such notice and such Subordinated Default shall then be continuing, or (y) if earlier, the date on which the maturity of the Senior Debt shall have been accelerated in accordance with the terms of the Senior Credit Documents. Notwithstanding anything to the contrary herein, there shall be no restriction on the ability of the Subordinated Creditor to exchange the Subordinated Notes under Section 3 thereof.

         (h) The Company shall give prompt written notice to each holder of outstanding Subordinated Debt of the occurrence of any Senior Default and of any acceleration of the maturity of any Senior Debt, but no failure or delay by the Company in giving any such notice shall affect the rights hereunder of the holders of Senior Debt. The Senior Creditor Representative shall also endeavor to give written notice of any acceleration of the maturity of any Senior Debt to MCI, but no failure or delay by the Senior Creditor Representative in giving any such notice shall affect the rights hereunder of the holders of the Senior Debt.

         2.4. Holders of Subordinated Debt to be Subrogated to Rights of Holders of Senior Debt. Subject to the prior payment in full in cash of all Senior Debt, the holders of the Subordinated Debt shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt and the security interest of the holders of Senior Debt until the Subordinated Debt shall be paid in full, and for purposes of such subrogation, no payment or distribution to the holders of the Senior Debt of assets,





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whether in cash, property or securities, distributable to the holders of Senior
Debt under the provisions hereof to which the holders of the Subordinated Debt would be entitled except for the provisions of this Section 2, and no payment pursuant to the provisions of this Section 2 to the holders of Senior Debt by the holders of the Subordinated Debt shall, as between the Company, their creditors other than the holders of the Senior Debt and the holders of the Subordinated Debt, be deemed to be a payment by the Company to or on account of such Senior Debt, it being understood that the provisions of this Section 2 are, and are intended, solely for the purpose of defining the relative rights of the holders of the Subordinated Debt, on the one hand, and the holders of Senior Debt, on the other hand.

         2.5. Obligations of the Company Unconditional. Nothing contained in this Section 2 or elsewhere in this lntercreditor Agreement or in the Subordinated Note Documents is intended to or shall impair, as between the Company and its creditors other than the holders of Senior Debt, the obligations of the Company to the holders of the Subordinated Debt to pay the Subordinated Debt as and when it shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the holders of the Subordinated Debt and creditors of the Company other than the holders of Senior Debt, nor shall anything herein or therein (except as otherwise expressly provided in this lntercreditor Agreement) prevent any holder of Subordinated Debt from exercising all remedies otherwise permitted by applicable law upon the happening of a Subordinated Default, subject to the rights, if any, under this Section 2 of the holders of Senior Debt in respect to assets, whether in cash, property or securities, of the Company received upon the exercise of any such remedy. The failure of the Company to make payment on account of the Subordinated Debt by reason of any provision of this
Section 2 shall not be construed as preventing the occurrence or continuance of a Subordinated Default under the Subordinated Note Documents.

         3. Reinstatement. To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside, rescinded or required to be paid to a trustee, receiver, debtor in possession or other similar party under any bankruptcy, insolvency, receivership or similar law, then to the extent such payment is recovered by, or paid over to, such trustee, receiver, debtor in possession or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. All Senior Debt shall be and remain Senior Debt for all purposes of this lntercreditor Agreement, whether or not subordinated, in any bankruptcy, insolvency, reorganization, liquidation, receivership, assignment for the benefit of creditors or similar proceeding.





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         4.         No Waiver of Subordination Provisions.  Except with the
prior written consent of the Subordinated Creditor, the Company will not incur Senior Debt in an aggregate principal amount in excess of $20,000,000. Except in the case of a breach of the agreement with the Subordinated Creditor set forth in the immediately preceding sentence of this Section 4, no right of any holder of Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act on the part of any such holder or holders, or by any noncompliance by the Company with the terms, provisions and conditions of the Senior Credit Documents regardless of any knowledge thereof which the holders of Senior Debt, or any of them, may have or be otherwise charged with. Without in any way limiting the generality of the foregoing, the holders of Senior Debt, or any of them, may, at any time and from time to time, without the consent of or notice to the holders of the Subordinated Debt, without incurring any liabilities to any such holders and without impairing or releasing the subordination and other benefits provided in this Intercreditor Agreement or the obligations hereunder of the holders, of Subordinated Debt to the holders of Senior Debt, even if any right of reimbursement or subrogation or other right or remedy of any holder of the Subordinated Debt is affected, impaired or extinguished thereby, do any one or more of the following:

                    (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Debt, any security therefor or Guarantee thereof or any liability of the Company to such holder, or any liability incurred directly or indirectly in respect thereof, or otherwise amend, renew, exchange, extend, modify, increase or supplement in any manner Senior Debt or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Debt is outstanding; provided, however, that, except with the prior written consent of the Subordinated Creditor, no increase in the principal amount of the Senior Debt which would result in the aggregate outstanding principal amount of Senior Debt to exceed $20,000,000, and no extension of the maturity date of the Senior Debt beyond December 31, 2010 may be effected without the prior written consent of the Subordinated Creditor;

                    (ii) settle or compromise any Senior Debt or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any of the Senior Debt in any manner or order; and





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                    (iii)     fail to take or to record or otherwise perfect,
         for any reason or for no reason, any Lien securing Senior Debt by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against the Company or any other Person or any security, elect any remedy and otherwise deal freely with any security and with the Company or any liability of the Company to such holder or any liability incurred directly or indirectly in respect thereof.

         All rights and interests under this Intercreditor Agreement of the holders of Senior Debt, and all agreements and obligations of the holders of Subordinated Debt and the Company hereunder, shall remain in full force and effect irrespective of (i) any lack of validity or enforceability of the Senior Credit Documents, or of any provision of any thereof, or (ii) any other circumstance that might otherwise constitute a defense available to, or be discharge of, the Company in respect of the Senior Debt.

         5. Authorization to Take Action to Effect Subordination. If any holder of Subordinated Debt shall fail to file a proper claim or proof of debt or other document or amendment thereof in form required in any proceeding under the Bankruptcy Code prior to 30 days before the expiration of time to file such claim or other document or amendment thereof, then the Senior Creditor Representative shall have the right (but not the obligation) in such proceeding, and the Senior Creditor Representative is hereby irrevocably appointed lawful attorney for such holder of Subordinated Debt for the purposes of enabling the Senior Creditor Representative to demand, sue for, collect, receive and give receipt for payments and distributions in respect of the Subordinated Debt that are made in such proceedings and that are required to be paid or delivered to the holders of Senior Debt as provided in Section 2.2 hereof, and to file and prove all claims therefor and to execute and deliver all documents in such proceedings in the name of such holder of Subordinated Debt or otherwise in respect of such claims, as the Senior Creditor Representative may determine to be necessary or appropriate; provided that if a proper proof of claim with respect to the Subordinated Debt held by such holder shall be filed, such holder shall have the right upon written notice to the Senior Creditor Representative to terminate the right of the Senior Creditor Representative to take any further actions with respect to such claim of such holder and such holder shall thereafter be entitled to pursue such claim and to pursue the rights and remedies respecting such claim (including the right to vote in connection with one or more proposed plans of reorganization) in such proceedings, so long as such holder shall do so diligently and in good faith.

         6. Legend. The Company and each holder of any Subordinated Note or other note evidencing Subordinated Debt now or hereafter outstanding covenant to





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cause such note to have affixed upon it at all times a conspicuous legend which reads substantially as follows:

                    "This instrument is subject to the Subordination and
                    lntercreditor Agreement dated as of September    , 1996,
                    among The Chase Manhattan Bank, as Administrative Agent, MCI Telecommunications Corporation and LCC International, Inc., which, among other things, contains provisions subordinating the obligations of the maker of this instrument to the payee hereof to such maker's obligations to the holders of the Senior Debt (as defined in said Subordination and Intercreditor Agreement), to which provisions the holder of this instrument, by its acceptance hereof, agrees."

         7. Amendments and Waivers to Subordinated Note Documents. No provision of the Subordinated Note Documents shall be further amended, supplemented, modified or waived without the prior written consent of the Senior Creditor Representative.

         8. Notices. All notices hereunder shall be in writing and shall be conclusively deemed to have been received and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telecopier, or (b) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service, and shall be addressed:

                    (i) if to the Company, to it at the following address (or, in the case of a telecopy, to the following telecopy number):

                    LCC International, Inc.
                    Arlington Courthouse Plaza II
                    2300 Clarendon Boulevard, Suite 800
                    Arlington, Virginia 22201
                    Attention: Dr. Rajendra Singh
                    Telecopy No.: (703) 516-4960;

                    with a copy to:

                    LCC International, Inc.
                    Arlington Courthouse Plaza II
                    2300 Clarendon Boulevard, Suite 800
                    Arlington, Virginia 22201
                    Attention: Peter Deliso, Esq.





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                    Telecopy No.: (703) 516-4960

                    with a copy to:

                    Hogan & Hartson, L.L.P.
                    Columbia Square
                    555 Thirteenth Street, N.W.
                    Washington, DC  20004-1109
                    Attention:  Steven M. Kaufman, Esq.
                    Telecopy No.:  (202) 637-5910

                    (ii) if to the Subordinated Creditor, to it at the following address:

                    MCI Telecommunications Corporation
                    1801 Pennsylvania Avenue, N.W.
                    Washington, D.C. 20006
                    Attention: Chief Technology Officer
                    Telecopy No.: (202) 887-2390

                    with copies to:

                    MCI Telecommunications Corporation
                    Office of the General Counsel, 10th Floor
                    1133 19th Street, N.W.
                    Washington, D.C. 20036
                    Attention: Edward G. Freitag, Esq.
                    Telecopy No.: (202) 736-6047; and

                    Fried, Frank, Harris, Shriver & Jacobson
                    1001 Pennsylvania Avenue, N.W.
                    Suite 800
                    Washington, D.C. 20004
                    Attention: Andrew P. Varney, Esq.
                    Telecopy No.: (202) 639-7003; and


                    (iii) if to the Senior Creditor Representative, to it at its address for notice (or, in the case of a telecopy, to the telecopy number) provided for in the Senior Credit Agreement;

or at such other address and/or telecopy number and/or to the attention of such other Persons as any of such Persons shall have advised the others by notice in the manner herein specified.

         9. Successors; Continuing Effect; Etc. This Agreement is being entered into for the benefit of, and shall be binding upon, the Senior Creditor Representative and the Subordinated Creditor and their respective successors and assigns, including, limitation, all subsequent holders of Senior Debt and Subordinated Debt whether now outstanding or hereafter incurred. This Agreement shall be binding upon the Company and its successors and assigns. This Agreement shall be a continuing agreement and shall be irrevocable and shall remain in full force and effect as long as there is both Senior Debt and Subordinated Debt outstanding, but shall terminate upon the payment in full in cash of all outstanding Senior Debt.

         10. Specific Performance. The holders of Senior Debt are hereby authorized to demand specific performance of this lntercreditor Agreement, whether or not the Company or any holder of Subordinated Debt shall have complied with any of the provisions hereof applicable to it, at any time when the Company or such holder of Subordinated Debt shall have failed to comply with any of the provisions of this lntercreditor Agreement applicable to it. The Company and each holder of Subordinated Debt irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

         11. No Disposition of Subordinated Debt. No holder of Subordinated Debt will sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this lntercreditor Agreement.

         12. Amendments, etc. This Agreement may be amended, and the terms hereof may be waived, only with the written consent of the Company, the holders of a majority in outstanding principal amount of the Senior Debt and the holders of a majority in outstanding principal amount of the Subordinated Debt.

         13. Conflicting Provisions. In the event of any conflict or inconsistency between the provisions of this lntercreditor Agreement, on the one hand, and any term or provision of the Senior Credit Documents or the Subordinated Note Documents, on the other hand, the provisions of this Intercreditor Agreement govern and prevail. The provisions of this lntercreditor Agreement shall supersede the provisions of Section 6 of each of the Subordinated Notes with respect to the relative rights of the holders of Subordinated Debt and the holders of "Senior Debt" as defined in Section 1 of this Intercreditor Agreement, but are not intended to affect the relative rights of the holders of Subordinated Debt and any other holder of "Senior Debt" as such term is defined in Section 14 of each of the Subordinated Notes.

         14. Miscellaneous. This Agreement, which may be executed in any number of counterparts, shall be governed by and construed and interpreted in accordance with the laws of the State of New York. The headings in this Intercreditor Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

         15.        Submission to Jurisdiction, Waiver of Venue.

         (a) EACH OF THE COMPANY, THE SUBORDINATED CREDITOR AND THE SENIOR CREDITOR REPRESENTATIVE CONSENTS AND AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN.

         (b) NOTHING IN THIS SECTION 15 SHALL AFFECT THE RIGHT OF THE SENIOR CREDITOR REPRESENTATIVE OR ANY HOLDER OF SENIOR DEBT TO BRING ANY ACTION OR PROCEEDING AGAINST THE COMPANY OR THE SUBORDINATED CREDITOR OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         16. Waiver of Right to Trial by Jury. EACH OF THE COMPANY, THE SENIOR CREDITOR REPRESENTATIVE AND THE SUBORDINATED CREDITOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH OF THE COMPANY, THE SENIOR CREDITOR REPRESENTATIVE AND THE SUBORDINATED CREDITOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         17. Consents. The Subordinated Creditor hereby consents to the execution, delivery and performance by the Company of the Senior Credit Documents and to the incurring of the Debt and granting of Liens in accordance with the terms thereof.

         18. Certain Acknowledgements. The Subordinated Creditor hereby acknowledges that (a) the Subordinated Creditor has released the Parent and all of its Property from all claims, liabilities and obligations arising from or related to the Subordinated Debt and the Subordinated Note Documents (including, without limitation, its obligation to repay the Telcom Note), (b) no payments are due to the Subordinated Creditor by the Company pursuant to
Section 3.2 of the June 27, 1994 Securityholders Agreement and (c) each of (i) the Subordinated Note Agreement, (ii) the Guaranty dated June 27, 1994 by the Company in favor of the Parent and (iii) the Escrow Agreement dated as of May 30, 1995 among the Company, the Subordinated Creditor and the escrow agent referred to therein have been terminated.

         IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.


                                          SENIOR CREDITOR REPRESENTATIVE:

                                          THE CHASE MANHATTAN BANK,
                                           AS ADMINISTRATIVE AGENT


                                          By:
                                             ----------------------------------
                                              Its:


                                          SUBORDINATED CREDITOR:

                                          MCI TELECOMMUNICATIONS
                                           CORPORATION


                                          By:
                                             ----------------------------------
                                              Its:


                                          COMPANY:

                                          LCC INTERNATIONAL, INC.


                                          By:
                                             ----------------------------------
                                              Its: